AVID TECHNOLOGY, INC.
                             Avid Technology Park
                                 One Park West
                              Tewksbury, MA 01876




                                       April 16, 2003





Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549


                  Re:      Avid Technology, Inc.
                           File No. 0-21174
                           Form 8-K
                           --------

Ladies and Gentlemen:

         Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Avid Technology, Inc. is the Company's Form 8-K dated the 16th day of April, 2003.

         This filing is being effected by direct transmission to the Commission's EDGAR System.

                                       Very truly yours,


                                       /s/ Carol E. Kazmer


                                       Carol E. Kazmer
                                       General Counsel

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 16, 2003


                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                        0-21174                04-2977748
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA 01876
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (978) 640-6789




                            This is Page 1 of 4 pages
                           Exhibit Index is on Page 4

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

         On April 16, 2003, the Registrant announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2003                   AVID TECHNOLOGY, INC.
                                       (Registrant)


                                       By:  /s/  Paul Milbury
                                            --------------------
                                            Paul Milbury
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                  EXHIBIT INDEX


  Exhibit                          Description
  -------                          -----------

   99.1           Press release of the Registrant dated April 16, 2003.